EXHIBIT 32.1


                           SECTION 1350 CERTIFICATION


     In connection with the Quarterly Report of Teen Education Group, Inc. (the "Company") on Form 10-Q for the quarter ending September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert L. Wilson, President of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 12, 2009



                                        By: /s/ ROBERT L. WILSON
                                            __________________________________
                                                Robert L. Wilson
                                                President
                                                (Principal Executive Officer),
                                                and Director